APPRAISAL OF CERTAIN
PROPERTIES OWNED BY
FX Producing Company, Inc.
As of January 1, 2011

Prepared by:
Thomas K. Hohn, P.E.
Hohn Engineering, PLLC
2708 1st Avenue North, Suite 200
Billings, MT 59101
(406) 655-3381

HOHN ENGINEERING, PLLC 2708 1st Avenue North, Suite 200 Billings, MT 59101 406-655-3381 Fax 406-655-3383 Email: hohneng@hohneng.com

February 10, 2011

Mr. Clay Newton
Chief Executive Officer
FX Producing Company
3006 Highland Drive, Suite 206 Salt Lake City, Utah 84106

Re: Evaluation of oil and gas working interests owned by FX Producing Company located in various counties and states, as of January 1, 2011.

Dear Mr. Newton:

As you requested, I have evaluated the above referenced properties.  The following summarizes my findings:

FX Producing Company
Effective Date January 1, 2011
Proved Developed Producing Reserves
Net Oil Reserves, STB	639,370
Net Gas Reserves, MCF	0
Future Net Revenue, $	43,552,998
Investment, $	0
Future Net Cash Flow Undiscounted, $	16,790,935
Future Net Cash Flow 10% Discount, $	9,668,546

All wells were producing at the effective date and have a long producing history.  Reserves were estimated by production decline curve projection of the established producing trend.  No other reserve classes were considered in the evaluation.  I did not physically inspect the properties to determine the physical condition of the leases or the status of environmental compliance on the leases.

Ownership interests were supplied by FX Producing Company and accepted as presented.  Historical operating costs and product prices were supplied by FX Producing Company and were considered reasonable.  The prices used in the evaluation were based on the 2010 average of the first of month purchaser’s posted price, adjusted for transportation and deductions to a realized wellhead price for each lease.  Both prices and costs were held constant for the life of the property, no escalations were applied.

Mr. Clay Newton
February 10, 2011

Applicable production, severance and ad-valorem taxes were deducted.  No federal or state income tax, salvage value or costs associated with abandonment were considered.  In general, equipment salvage should cover abandonment and restoration costs.  No major expenditures are anticipated for the properties and none were included in the forecasts.

All data used in preparing this report were provided by FX Producing Company or from public data sources and were accepted as true and correct.  The reserve classifications used in this evaluation conform to the criteria as defined by the Society of Petroleum Engineers and included in Attachment A to this letter.  These reserve estimates are predicated on the laws, regulations, taxes and policies in effect on the date of the evaluation, and no changes have been considered.  All reserve estimates represent my best professional engineering judgment based on the data available to me at the time of the preparation of this report.  It should be realized that the reserves actually recovered, the revenue generated from them and the actual costs incurred could be more or less than the estimated amounts.

If there are questions, or you need additional information, please advise.  Thank you for the opportunity to perform this work for you.

Sincerely,

/s/ Thomas K. Hohn

Thomas K. Hohn
Registered Professional Petroleum Engineer
Montana 4303PE

FX PRODUCING CO.
TOTAL PROVED RESERVES
AS OF JANUARY 1, 2011

Summary Lease Report

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	8	88,181	0	56,534	0	68.17	0.00	3,854,085
12/2012	6	77,883	0	51,690	0	68.27	0.00	3,528,925
12/2013	6	71,496	0	48,832	0	68.28	0.00	3,334,483
12/2014	6	66,138	0	46,212	0	68.29	0.00	3,155,660
12/2015	6	61,103	0	43,493	0	68.28	0.00	2,969,857
12/2016	5	54,660	0	40,488	0	68.27	0.00	2,764,313
12/2017	4	49,681	0	38,413	0	68.28	0.00	2,622,728
12/2018	4	47,092	0	36,457	0	68.28	0.00	2,489,254
12/2019	4	44,641	0	34,602	0	68.28	0.00	2,362,673
12/2020	4	42,320	0	32,842	0	68.28	0.00	2,242,625
12/2021	4	40,122	0	31,174	0	68.29	0.00	2,128,770
12/2022	4	38,041	0	29,592	0	68.29	0.00	2,020,784
12/2023	4	36,070	0	28,092	0	68.29	0.00	1,918,363
12/2024	3	33,414	0	26,360	0	68.38	0.00	1,802,578
12/2025	3	31,451	0	24,934	0	68.41	0.00	1,705,833
Remainder:		103,405	0	69,656	0	66.79	0.00	4,652,065
Grand Total:		885,698	0	639,370	0	68.12	0.00	43,552,998

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2011	1,609,960	244,941	1,999,185	0	1,999,185	1,999,185	1,900,829
12/2012	1,497,988	224,712	1,806,225	0	1,806,225	3,805,410	1,561,239
12/2013	1,493,811	212,319	1,628,354	0	1,628,354	5,433,764	1,279,584
12/2014	1,493,811	200,836	1,461,013	0	1,461,013	6,894,776	1,043,757
12/2015	1,477,221	188,920	1,303,716	0	1,303,716	8,198,492	846,745
12/2016	1,426,966	175,851	1,161,496	0	1,161,496	9,359,989	685,799
12/2017	1,426,287	166,992	1,029,449	0	1,029,449	10,389,437	552,609
12/2018	1,426,287	158,598	904,369	0	904,369	11,293,807	441,367
12/2019	1,426,287	150,608	785,779	0	785,779	12,079,586	348,661
12/2020	1,426,287	143,005	673,333	0	673,333	12,752,919	271,641
12/2021	1,426,287	135,774	566,709	0	566,709	13,319,628	207,876
12/2022	1,426,287	128,909	465,589	0	465,589	13,785,216	155,292
12/2023	1,426,287	122,392	369,685	0	369,685	14,154,901	112,131
12/2024	1,407,491	115,862	279,225	0	279,225	14,434,126	77,030
12/2025	1,401,226	110,039	194,568	0	194,568	14,628,694	48,839
Remainder:	2,043,835	445,989	2,162,241	0	2,162,241	16,790,935	135,147
Grand Total:	23,836,317	2,925,747	16,790,935	0	16,790,935	16,790,935	9,668,546

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	16,790,935	Effective Date	01/2011		Bbl Oil	Mcf Gas
10.00%	9,668,546	Calculated Limit	12/2110	Ultimate Gross	7,923,438	102,346
20.00%	7,041,599	Economic Life	1200 Months	Historic Gross	7,037,740	102,346
30.00%	5,587,093	100 Years 0 Months		Gross at Eff Date	7,037,740	102,346
40.00%	4,669,981	Economics Information:		Remaining Gross	885,698	0
50.00%	4,041,692	Net Payout Date:	01/2011	Remaining Net	639,370	0
60.00%	3,585,077	Rate of Return:	>100%
70.00%	3,238,274	Return on Investment:	0.00
80.00%	2,965,772	Disc Return on Invest:	0.00
90.00%	2,745,820
100.00%	2,564,383

Last Twelve Months Historic Production Report

Summary Lease Report

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		1,259,806	6,932,526	101,626	56,511,796	30,051,660
01/2010	154	3,600	10,806	78	161,309	212,461
02/2010	154	3,119	9,234	51	141,821	184,257
03/2010	155	3,671	9,925	46	164,103	223,902
04/2010	157	3,523	8,337	10	140,593	188,688
05/2010	155	3,403	8,477	75	160,724	217,557
06/2010	153	3,452	8,178	67	159,111	215,448
07/2010	154	3,548	8,965	69	162,766	223,930
08/2010	154	3,578	8,099	63	158,388	224,787
09/2010	155	3,621	8,506	66	154,524	225,339
10/2010	156	3,709	8,646	65	168,264	237,500
11/2010	156	3,620	7,996	65	158,836	231,618
12/2010	156	3,627	8,045	65	157,999	225,902
Total:		1,302,277	7,037,740	102,346	58,400,234	32,663,049

Oneline Cashflow Report

---GROSS PRODUCTION---		--NET PRODUCTION--		--SALES---	------------ EXPENSES------------			-------NET CASH FLOW------
	MCF		MCF
BBL OIL	GAS	BBL OIL	GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT

BACON FLAT FEDERAL (23-17A)
92,891	0	12,068	0	728,933	28,678	286,673	0	413,582	230,473
BEARS DEN SWIFT SAND UNIT SUMMARY ()
8,938	0	6,999	0	482,630	30,213	315,210	0	137,207	119,145
MUNSON RANCH (13-1)
24,938	0	9,744	0	588,552	17,204	332,056	0	239,293	168,218
MUNSON RANCH (13-45)
1,720	0	540	0	32,634	1,455	29,238	0	1,941	1,866
MUNSON RANCH (13-46)
0	0	0	0	0	0	0	0	0	0
MUNSON RANCH (14-33)
116	0	37	0	2,207	103	2,088	0	16	15
MUNSON RANCH (14-49)
0	0	0	0	0	0	0	0	0	0
MUNSON RANCH (14-49X)
0	0	0	0	0	0	0	0	0	0
RIECKHOFF A ()
1,780	0	1,451	0	96,915	6,067	89,000	0	1,848	1,794
SWCBSU SUMMARY ()
635,373	0	548,873	0	37,680,141	2,358,777	22,415,553	0	12,905,812	8,462,831
TRAP SPRINGS - MUNSON RANCH (14-42)
0	0	0	0	0	0	0	0	0	0
TRIBAL (1186)
74,248	0	59,399	0	3,923,871	481,067	360,000	0	3,082,805	676,952
TRIBAL 1466 ()
0	0	0	0	0	0	0	0	0	0
TYLER C WATERFLOOD ()
45,694	0	259	0	17,115	2,184	6,500	0	8,431	7,252

Grand Total:
885,698	0	639,370	0	43,552,998	2,925,748	23,836,318	0	16,790,935	9,668,546

Oneline Cashflow Report

---GROSS PRODUCTION---		--NET PRODUCTION--		--SALES---	------------ EXPENSES------------			-------NET CASH FLOW------
	MCF		MCF
BBL OIL	GAS	BBL OIL	GAS	TOTAL $	ALL TAXES	TOT COSTS	CAPITAL	CUMULATIVE	10 DISCNT

Grand Total:
885,698	0	639,370	0	43,552,998	2,925,748	23,836,318	0	16,790,935	9,668,546

Annual CashFlow Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	2,416	0	1,892	0	68.96	0.00	130,453
12/2012	1	2,094	0	1,640	0	68.96	0.00	113,065
12/2013	1	1,815	0	1,421	0	68.96	0.00	97,995
12/2014	1	1,573	0	1,232	0	68.96	0.00	84,933
09/2015	1	1,041	0	815	0	68.96	0.00	56,185
Grand Total:		8,938	0	6,999	0	68.96	0.00	482,630

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2011	66,360	8,166	55,926	0	55,926	55,926	53,263
12/2012	66,360	7,078	39,627	0	39,627	95,553	34,328
12/2013	66,360	6,134	25,500	0	25,500	121,053	20,103
12/2014	66,360	5,317	13,256	0	13,256	134,310	9,526
09/2015	49,770	3,517	2,897	0	2,897	137,207	1,924
Grand Total:	315,210	30,213	137,207	0	137,207	137,207	119,145

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	137,207	Effective Date	01/2011		Bbl Oil	Mcf Gas
10.00%	119,145	Calculated Limit	09/2015	Ultimate Gross	706,780	47,130
20.00%	105,672	Economic Life	57 Months	Historic Gross	697,842	47,130
30.00%	95,286	4 Years 9 Months		Gross at Eff Date	697,842	47,130
40.00%	87,061	Economics Information:		Remaining Gross	8,938	0
50.00%	80,399	Net Payout Date:	01/2011	Remaining Net	6,999	0
60.00%	74,899	Rate of Return:	>100%
70.00%	70,285	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	66,359	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	62,979	Initial Division of Interest:			NRI	ORI
100.00%	60,038	WI:	100.000000	Oil:	78.300000	0.000000
				Gas:	78.300000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: BEARS DEN SWIFT SAND UNIT SUMMARY ()	Operator: FX PRODUCING CO
County, ST: LIBERTY, MT	Field Name: BEARS DEN
Location: T36N R6E S 7-8, 17-18

	Well	Days	Oil	Gas	Water	Injection
Date	Count	On	(bbl)	(mcf)	(bbl)	(bbl)

Previous		49,818	694,879	47,130	250,518	978,876
01/2010	6	155	224	0	675	2,609
02/2010	6	140	226	0	682	2,269
03/2010	6	155	233	0	703	4,263
04/2010	6	150	239	0	721	3,166
05/2010	6	155	228	0	688	3,353
06/2010	6	150	223	0	673	2,626
07/2010	6	155	270	0	814	3,030
08/2010	6	155	319	0	962	2,413
09/2010	6	150	292	0	881	3,020
10/2010	6	155	306	0	923	2,307
11/2010	6	155	182	0	549	1,701
12/2010	6	155	221	0	667	0

Total:		51,648	697,842	47,130	259,456	1,009,633

Annual CashFlow Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
10/2011	1	1,780	0	1,451	0	66.81	0.00	96,915
Grand Total:		1,780	0	1,451	0	66.81	0.00	96,915

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
10/2011	89,000	6,067	1,848	0	1,848	1,848	1,794
Grand Total:	89,000	6,067	1,848	0	1,848	1,848	1,794

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	1,848	Effective Date	01/2011		Bbl Oil	Mcf Gas
10.00%	1,794	Calculated Limit	10/2011	Ultimate Gross	931,750	328
20.00%	1,746	Economic Life	10 Months	Historic Gross	929,970	328
30.00%	1,704	0 Years 10 Months		Gross at Eff Date	929,970	328
40.00%	1,666	Economics Information:		Remaining Gross	1,780	0
50.00%	1,632	Net Payout Date:	01/2011	Remaining Net	1,451	0
60.00%	1,600	Rate of Return:	>100%
70.00%	1,572	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	1,546	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	1,521	Initial Division of Interest:			NRI	ORI
100.00%	1,499	WI:	100.000000	Oil:	81.500000	0.000000
				Gas:	81.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: RIECKHOFF A ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S36

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		59,071	927,841	328	2,594,979	3,835,457
01/2010	10	119	173	0	14,666	28,387
02/2010	9	109	221	0	15,093	25,943
03/2010	9	117	184	0	16,919	36,982
04/2010	10	112	170	0	15,822	33,087
05/2010	9	124	188	0	12,495	34,655
06/2010	9	117	160	0	10,634	34,935
07/2010	9	120	142	0	11,535	36,901
08/2010	9	116	155	0	12,590	30,647
09/2010	10	147	173	0	14,600	35,600
10/2010	10	142	200	0	15,757	36,857
11/2010	10	142	175	0	13,787	30,742
12/2010	10	142	188	0	14,202	33,327

Total:		60,578	929,970	328	2,763,079	4,233,520

Annual CashFlow Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0	Reserve Type/Class: Proved/Developed, Producing

		Gross Production		Net Production		Average Prices		Sales
	Well	Oil	Gas	Oil	Gas	Oil	Gas	Total
Date	Count	(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	56,882	0	49,138	0	68.65	0.00	3,373,342
12/2012	1	53,962	0	46,616	0	68.65	0.00	3,200,155
12/2013	1	51,192	0	44,222	0	68.65	0.00	3,035,860
12/2014	1	48,563	0	41,952	0	68.65	0.00	2,880,000
12/2015	1	46,070	0	39,798	0	68.65	0.00	2,732,142
12/2016	1	43,705	0	37,755	0	68.65	0.00	2,591,875
12/2017	1	41,461	0	35,817	0	68.65	0.00	2,458,809
12/2018	1	39,333	0	33,978	0	68.65	0.00	2,332,575
12/2019	1	37,313	0	32,233	0	68.65	0.00	2,212,821
12/2020	1	35,398	0	30,579	0	68.65	0.00	2,099,216
12/2021	1	33,580	0	29,009	0	68.65	0.00	1,991,443
12/2022	1	31,856	0	27,519	0	68.65	0.00	1,889,203
12/2023	1	30,221	0	26,107	0	68.65	0.00	1,792,212
12/2024	1	28,669	0	24,766	0	68.65	0.00	1,700,200
12/2025	1	27,197	0	23,495	0	68.65	0.00	1,612,913
Remainder:		29,971	0	25,890	0	68.65	0.00	1,777,375
Grand Total:		635,373	0	548,873	0	68.65	0.00	37,680,141

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2011	1,386,529	211,171	1,775,641	0	1,775,641	1,775,641	1,688,180
12/2012	1,386,529	200,330	1,613,297	0	1,613,297	3,388,938	1,394,438
12/2013	1,386,529	190,045	1,459,287	0	1,459,287	4,848,225	1,146,699
12/2014	1,386,529	180,288	1,313,183	0	1,313,183	6,161,408	938,125
12/2015	1,386,529	171,032	1,174,581	0	1,174,581	7,335,989	762,865
12/2016	1,386,529	162,251	1,043,095	0	1,043,095	8,379,084	615,918
12/2017	1,386,529	153,921	918,359	0	918,359	9,297,442	493,005
12/2018	1,386,529	146,019	800,027	0	800,027	10,097,469	390,473
12/2019	1,386,529	138,523	687,770	0	687,770	10,785,238	305,202
12/2020	1,386,529	131,411	581,276	0	581,276	11,366,514	234,531
12/2021	1,386,529	124,664	480,249	0	480,249	11,846,764	176,191
12/2022	1,386,529	118,264	384,410	0	384,410	12,231,173	128,247
12/2023	1,386,529	112,192	293,490	0	293,490	12,524,664	89,054
12/2024	1,386,529	106,433	207,239	0	207,239	12,731,902	57,213
12/2025	1,386,529	100,968	125,415	0	125,415	12,857,317	31,533
Remainder:	1,617,617	111,264	48,494	0	48,494	12,905,812	11,156
Grand Total:	22,415,553	2,358,777	12,905,812	0	12,905,812	12,905,812	8,462,831

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	12,905,812	Effective Date	01/2011		Bbl Oil	Mcf Gas
10.00%	8,462,831	Calculated Limit	02/2027	Ultimate Gross	4,017,250	8,444
20.00%	6,249,482	Economic Life	194 Months	Historic Gross	3,381,877	8,444
30.00%	4,976,426	16 Years 2 Months		Gross at Eff Date	3,381,877	8,444
40.00%	4,163,931	Economics Information:		Remaining Gross	635,373	0
50.00%	3,604,510	Net Payout Date:	01/2011	Remaining Net	548,873	0
60.00%	3,197,001	Rate of Return:	>100%
70.00%	2,887,151	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	2,643,561	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	2,446,905	Initial Division of Interest:			NRI	ORI
100.00%	2,284,682	WI:	99.606970	Oil:	86.386000	0.000000
				Gas:	86.386000	0.000000
		Reversion Date:	Nonee	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: SWCBSU SUMMARY ()	Operator: FX PRODUCING CO
County, ST: GLACIER/PONDERA, MT	Field Name: SW CUT BANK SAND UNIT
Location: 0-0-0

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		1,070,534	3,321,723	8,444	51,997,929	23,937,988
01/2010	124	3,041	5,213	0	125,440	165,715
02/2010	124	2,596	4,698	0	109,904	141,685
03/2010	125	3,104	5,575	0	131,702	169,727
04/2010	126	2,980	4,829	0	117,805	147,805
05/2010	125	2,821	4,693	0	129,973	163,479
06/2010	125	2,937	5,094	0	128,422	159,847
07/2010	125	2,989	5,280	0	130,482	165,769
08/2010	125	3,021	5,093	0	126,342	174,717
09/2010	124	3,007	5,009	0	120,394	169,569
10/2010	125	3,070	5,121	0	132,781	181,156
11/2010	125	3,000	4,746	0	127,170	181,995
12/2010	125	3,000	4,803	0	125,795	175,395

Total:		1,106,100	3,381,877	8,444	53,504,139	25,934,847

Annual CashFlow Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	1,788	0	1,431	0	66.06	0.00	94,501
12/2012	1	1,750	0	1,400	0	66.06	0.00	92,490
12/2013	1	1,713	0	1,370	0	66.06	0.00	90,522
12/2014	1	1,676	0	1,341	0	66.06	0.00	88,595
12/2015	1	1,641	0	1,313	0	66.06	0.00	86,710
12/2016	1	1,606	0	1,285	0	66.06	0.00	84,865
12/2017	1	1,572	0	1,257	0	66.06	0.00	83,059
12/2018	1	1,538	0	1,231	0	66.06	0.00	81,291
12/2019	1	1,505	0	1,204	0	66.06	0.00	79,561
12/2020	1	1,473	0	1,179	0	66.06	0.00	77,868
12/2021	1	1,442	0	1,154	0	66.06	0.00	76,211
12/2022	1	1,411	0	1,129	0	66.06	0.00	74,589
12/2023	1	1,381	0	1,105	0	66.06	0.00	73,001
12/2024	1	1,352	0	1,082	0	66.06	0.00	71,448
12/2025	1	1,323	0	1,059	0	66.06	0.00	69,927
Remainder:		51,075	0	40,860	0	66.06	0.00	2,699,234
Grand Total:		74,248	0	59,399	0	66.06	0.00	3,923,871

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)

12/2011	3,600	11,586	79,315	0	79,315	79,315	75,366
12/2012	3,600	11,339	77,551	0	77,551	156,866	66,990
12/2013	3,600	11,098	75,824	0	75,824	232,690	59,544
12/2014	3,600	10,862	74,134	0	74,134	306,823	52,924
12/2015	3,600	10,631	72,479	0	72,479	379,303	47,039
12/2016	3,600	10,404	70,860	0	70,860	450,163	41,808
12/2017	3,600	10,183	69,276	0	69,276	519,438	37,157
12/2018	3,600	9,966	67,725	0	67,725	587,163	33,023
12/2019	3,600	9,754	66,207	0	66,207	653,370	29,348
12/2020	3,600	9,547	64,721	0	64,721	718,091	26,081
12/2021	3,600	9,343	63,267	0	63,267	781,358	23,178
12/2022	3,600	9,145	61,844	0	61,844	843,203	20,597
12/2023	3,600	8,950	60,451	0	60,451	903,654	18,303
12/2024	3,600	8,760	59,088	0	59,088	962,742	16,264
12/2025	3,600	8,573	57,754	0	57,754	1,020,497	14,451
Remainder:	306,000	330,926	2,062,308	0	2,062,308	3,082,805	114,878
Grand Total:	360,000	481,067	3,082,805	0	3,082,805	3,082,805	676,952

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	3,082,805	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	676,952	Calculated Limit	12/2110	Ultimate Gross	180,369	570
20.00%	388,460	Economic Life	1200 Months	Historic Gross	106,121	570
30.00%	278,448	100 Years 0 Months		Gross at Eff Date	106,121	570
40.00%	220,300	Economics Information:		Remaining Gross	74,248	0
50.00%	184,260	Net Payout Date:	01/2011	Remaining Net	59,399	0
60.00%	159,685	Rate of Return:	>100%
70.00%	141,824	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	128,234	Disc Return on Invest:	0.00	Gravity:	Oil: 25.00 Gas: 0.800
90.00%	117,531	Initial Division of Interest:		NRI		ORI
100.00%	108,873	WI:	100.000000	Oil:	80.000000	0.000000
				Gas:	80.000000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL (1186)	Operator: FX DRILLING COMPANY
County, ST: PONDERA, MT	Field Name: CUT BANK
Location: 6 31N 5W SE SW

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		9,758	104,278	570	0	0
01/2010	1	31	158	0	0	0
02/2010	1	27	143	0	0	0
03/2010	1	31	154	0	0	0
04/2010	1	29	158	0	0	0
05/2010	1	31	154	0	0	0
06/2010	1	30	156	0	0	0
07/2010	1	31	152	0	0	0
08/2010	1	31	154	0	0	0
09/2010	1	30	156	0	0	0
10/2010	1	31	154	0	0	0
11/2010	1	30	152	0	0	0
12/2010	1	31	152	0	0	0

Total:		10,121	106,121	570	0	0

Annual CashFlow Report

Lease Name: TRIBAL 1466 ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2011		Bbl Oil	Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	183,841	2,330
20.00%	0	Economic Life	0 Months	Historic Gross	183,841	2,330
30.00%	0	0 Years 0 Months		Gross at Eff Date	183,841	2,330
40.00%	0	Economics Information:		Remaining Gross	0	0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0	0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:			NRI	ORI
100.00%	0	WI:	100.000000	Oil:	82.500000	0.000000
				Gas:	82.500000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRIBAL 1466 ()	Operator: FX PRODUCING CO
County, ST: GLACIER, MT	Field Name: CUT BANK
Location: T32N R6W S27

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		15,198	183,590	2,330	53,339	0
01/2010	1	4	1	0	25	0
02/2010	2	29	53	0	145	0
03/2010	2	32	25	0	72	0
04/2010	2	33	10	0	58	0
05/2010	2	33	7	0	65	0
06/2010	1	30	37	0	339	0
07/2010	2	33	45	0	559	0
08/2010	2	56	30	0	350	0
09/2010	2	45	8	0	240	0
10/2010	2	62	12	0	360	0
11/2010	2	62	12	0	0	0
12/2010	2	62	11	0	0	0

Total:		15,679	183,841	2,330	55,552	0

Annual CashFlow Report

Lease Name: TYLER C WATERFLOOD ()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	13,801	0	78	0	66.06	0.00	5,169
12/2012	1	10,576	0	60	0	66.06	0.00	3,961
12/2013	1	8,104	0	46	0	66.06	0.00	3,035
12/2014	1	6,210	0	35	0	66.06	0.00	2,326
12/2015	1	4,759	0	27	0	66.06	0.00	1,782
12/2016	1	2,244	0	13	0	66.06	0.00	841
Grand Total:		45,694	0	259	0	66.06	0.00	17,115

	Operating		Operating	Other	Periodic	Cumulative	10%
	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
Date	($)	($)	($)	($)	($)	($)	($)
12/2011	1,164	660	3,346	0	3,346	3,346	3,187
12/2012	1,164	505	2,292	0	2,292	5,637	1,985
12/2013	1,164	387	1,484	0	1,484	7,121	1,170
12/2014	1,164	297	865	0	865	7,986	621
12/2015	1,164	227	391	0	391	8,377	256
07/2016	679	107	54	0	54	8,431	33
Grand Total:	6,500	2,184	8,431	0	8,431	8,431	7,252

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	8,431	Effective Date	01/2011		Bbl Oil	Mcf Gas
10.00%	7,252	Calculated Limit	07/2016	Ultimate Gross	720,762	43,544
20.00%	6,389	Economic Life	67 Months	Historic Gross	675,068	43,544
30.00%	5,735	5 Years 7 Months		Gross at Eff Date	675,068	43,544
40.00%	5,223	Economics Information:		Remaining Gross	45,694	0
50.00%	4,812	Net Payout Date:	01/2011	Remaining Net	259	0
60.00%	4,476	Rate of Return:	>100%
70.00%	4,196	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	3,959	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	3,755	Initial Division of Interest:			NRI	ORI
100.00%	3,579	WI:	0.682713	Oil:	0.567000	0.000000
				Gas:	0.567000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TYLER C WATERFLOOD ()	Operator: TYLER OIL CO
County, ST: ROSEBUD, MT	Field Name: EAST RATTLER BUTTE
Location: T12N R33E S30-31

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		11,257	652,642	42,824	901,312	1,299,339
01/2010	5	62	3,547	78	15,750	15,750
02/2010	5	49	2,498	51	14,360	14,360
03/2010	5	53	2,405	46	12,930	12,930
04/2010	5	36	1,592	10	4,630	4,630
05/2010	5	61	1,908	75	16,070	16,070
06/2010	5	59	1,802	67	18,040	18,040
07/2010	5	62	1,695	69	18,230	18,230
08/2010	5	60	1,501	63	17,010	17,010
09/2010	5	60	1,411	66	17,150	17,150
10/2010	5	62	1,415	65	17,180	17,180
11/2010	5	48	1,326	65	17,180	17,180
12/2010	5	48	1,326	65	17,180	17,180

Total:		11,917	675,068	43,544	1,087,022	1,485,049

Annual CashFlow Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	7,020	0	912	0	60.40	0.00	55,089
12/2012	1	6,596	0	857	0	60.40	0.00	51,756
12/2013	1	6,196	0	805	0	60.40	0.00	48,625
12/2014	1	5,822	0	756	0	60.40	0.00	45,683
12/2015	1	5,469	0	711	0	60.40	0.00	42,919
12/2016	1	5,138	0	668	0	60.40	0.00	40,322
12/2017	1	4,828	0	627	0	60.40	0.00	37,883
12/2018	1	4,535	0	589	0	60.40	0.00	35,591
12/2019	1	4,261	0	554	0	60.40	0.00	33,437
12/2020	1	4,003	0	520	0	60.40	0.00	31,414
12/2021	1	3,761	0	489	0	60.40	0.00	29,514
12/2022	1	3,533	0	459	0	60.40	0.00	27,728
12/2023	1	3,320	0	431	0	60.40	0.00	26,050
12/2024	1	3,119	0	405	0	60.40	0.00	24,474
12/2025	1	2,930	0	381	0	60.40	0.00	22,993
Remainder:		22,359	0	2,905	0	60.40	0.00	175,455
Grand Total:		92,891	0	12,068	0	60.40	0.00	728,933

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2011	11,097	2,846	41,147	0	41,147	41,147	39,115
12/2012	11,097	2,673	37,986	0	37,986	79,132	32,828
12/2013	11,097	2,512	35,016	0	35,016	114,148	27,511
12/2014	11,097	2,360	32,226	0	32,226	146,374	23,018
12/2015	11,097	2,217	29,605	0	29,605	175,979	19,223
12/2016	11,097	2,083	27,142	0	27,142	203,121	16,022
12/2017	11,097	1,957	24,829	0	24,829	227,950	13,324
12/2018	11,097	1,751	22,743	0	22,743	250,693	11,095
12/2019	11,097	1,533	20,807	0	20,807	271,500	9,228
12/2020	11,097	1,309	19,009	0	19,009	290,509	7,665
12/2021	11,097	1,082	17,335	0	17,335	307,843	6,355
12/2022	11,097	867	15,764	0	15,764	323,608	5,254
12/2023	11,097	663	14,291	0	14,291	337,898	4,329
12/2024	11,097	530	12,847	0	12,847	350,745	3,539
12/2025	11,097	498	11,398	0	11,398	362,144	2,854
Remainder:	120,218	3,800	51,438	0	51,438	413,582	9,113
Grand Total:	286,673	28,678	413,582	0	413,582	413,582	230,473

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	413,582	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	230,473	Calculated Limit	10/2036	Ultimate Gross	536,078		0
20.00%	158,876	Economic Life	310 Months	Historic Gross	443,187		0
30.00%	122,512	25 Years 10 Months		Gross at Eff Date	443,187		0
40.00%	100,786	Economics Information:		Remaining Gross	92,891		0
50.00%	86,377	Net Payout Date:	01/2011	Remaining Net	12,068		0
60.00%	76,117	Rate of Return:	>100%
70.00%	68,433	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	62,454	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	57,663	Initial Division of Interest:		NRI		ORI
100.00%	53,734	WI:	16.875000	Oil:	12.992000	0.000000
				Gas:	12.992000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: BACON FLAT FEDERAL (23-17A)	Operator: DOUBLE D NEVADA
County, ST: NYE, NV	Field Name: BACON FLAT
Location: 17 7N 57E SW NE SW

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		5,580	437,018	0	421,690	0
01/2010	1	31	649	0	3,300	0
02/2010	1	28	700	0	316	0
03/2010	1	24	558	0	350	0
04/2010	1	30	588	0	150	0
05/2010	1	31	576	0	155	0
06/2010	0	0	0	0	0	0
07/2010	1	31	650	0	155	0
08/2010	0	0	0	0	0	0
09/2010	1	30	601	0	150	0
10/2010	1	29	633	0	145	0
11/2010	1	30	612	0	150	0
12/2010	1	31	602	0	155	0

Total:		5,875	443,187	0	426,716	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	2,888	0	1,128	0	60.40	0.00	68,158
12/2012	1	2,674	0	1,045	0	60.40	0.00	63,115
12/2013	1	2,476	0	968	0	60.40	0.00	58,446
12/2014	1	2,293	0	896	0	60.40	0.00	54,122
12/2015	1	2,124	0	830	0	60.40	0.00	50,119
12/2016	1	1,967	0	768	0	60.40	0.00	46,411
12/2017	1	1,821	0	712	0	60.40	0.00	42,978
12/2018	1	1,686	0	659	0	60.40	0.00	39,798
12/2019	1	1,562	0	610	0	60.40	0.00	36,854
12/2020	1	1,446	0	565	0	60.40	0.00	34,128
12/2021	1	1,339	0	523	0	60.40	0.00	31,603
12/2022	1	1,240	0	485	0	60.40	0.00	29,265
12/2023	1	1,148	0	449	0	60.40	0.00	27,100
03/2024	1	274	0	107	0	60.40	0.00	6,456
Grand Total:		24,938	0	9,744	0	60.40	0.00	588,552

Date	Operating Expenses ($)	Taxes ($)	Operating Income ($)	Other Costs ($)	Periodic Cash Flow ($)	Cumulative Cash Flow ($)	10% Cash Flow ($)
12/2011	25,061	3,069	40,028	0	40,028	40,028	38,062
12/2012	25,061	2,604	35,451	0	35,451	75,478	30,649
12/2013	25,061	2,142	31,243	0	31,243	106,721	24,558
12/2014	25,061	1,713	27,348	0	27,348	134,070	19,543
12/2015	25,061	1,296	23,762	0	23,762	157,832	15,437
12/2016	25,061	1,005	20,345	0	20,345	178,177	12,018
12/2017	25,061	931	16,986	0	16,986	195,163	9,123
12/2018	25,061	862	13,875	0	13,875	209,039	6,776
12/2019	25,061	798	10,995	0	10,995	220,034	4,883
12/2020	25,061	739	8,328	0	8,328	228,362	3,363
12/2021	25,061	684	5,858	0	5,858	234,219	2,152
12/2022	25,061	634	3,570	0	3,570	237,790	1,195
12/2023	25,061	587	1,452	0	1,452	239,242	444
03/2024	6,265	140	51	0	51	239,293	15
Grand Total:	332,056	17,204	239,293	0	239,293	239,293	168,218

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	239,293	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	168,218	Calculated Limit	03/2024	Ultimate Gross	174,783		0
20.00%	129,158	Economic Life	159 Months	Historic Gross	149,845		0
30.00%	105,223	13 Years 3 Months		Gross at Eff Date	149,845		0
40.00%	89,304	Economics Information:		Remaining Gross	24,938		0
50.00%	78,038	Net Payout Date:	01/2011	Remaining Net	9,744		0
60.00%	69,674	Rate of Return:	>100%
70.00%	63,227	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	58,107	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	53,942	Initial Division of Interest:		NRI		ORI
100.00%	50,485	WI:	46.000000	Oil:	39.074000	0.000000
				Gas:	39.074000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-1)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E C SE NW

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		7,830	146,769	0	31,332	0
01/2010	1	30	250	0	160	0
02/2010	1	28	203	0	149	0
03/2010	1	31	245	0	165	0
04/2010	1	30	258	0	160	0
05/2010	1	31	250	0	165	0
06/2010	1	30	264	0	150	0
07/2010	1	31	280	0	155	0
08/2010	1	31	267	0	180	0
09/2010	1	30	277	0	175	0
10/2010	1	31	263	0	181	0
11/2010	1	30	265	0	0	0
12/2010	1	31	254	0	0	0

Total:		8,194	149,845	0	32,972	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
12/2011	1	1,489	0	468	0	60.40	0.00	28,252
02/2012	1	231	0	73	0	60.40	0.00	4,382
Grand Total:		1,720	0	540	0	60.40	0.00	32,634

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
12/2011	25,061	1,273	1,918	0	1,918	1,918	1,846
02/2012	4,177	183	23	0	23	1,941	21
Grand Total:	29,238	1,455	1,941	0	1,941	1,941	1,866

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	1,941	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	1,866	Calculated Limit	02/2012	Ultimate Gross	118,365		0
20.00%	1,801	Economic Life	14 Months	Historic Gross	116,645		0
30.00%	1,745	1 Year 2 Months		Gross at Eff Date	116,645		0
40.00%	1,694	Economics Information:		Remaining Gross	1,720		0
50.00%	1,649	Net Payout Date:	01/2011	Remaining Net	540		0
60.00%	1,609	Rate of Return:	>100%
70.00%	1,572	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	1,538	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	1,508	Initial Division of Interest:		NRI		ORI
100.00%	1,479	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-45)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E N2 NW SW

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		6,529	114,917	0	50,129	0
01/2010	1	31	142	0	311	0
02/2010	1	28	127	0	290	0
03/2010	1	29	145	0	300	0
04/2010	1	30	134	0	310	0
05/2010	1	31	148	0	320	0
06/2010	1	30	152	0	310	0
07/2010	1	31	157	0	320	0
08/2010	1	31	145	0	325	0
09/2010	1	30	159	0	315	0
10/2010	1	31	150	0	326	0
11/2010	1	30	135	0	0	0
12/2010	1	31	134	0	0	0

Total:		6,892	116,645	0	53,256	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E NE NE SW	Reserve Type/Class: Proved/Developed, Shutin

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
01/2011	1	0	0	0	0	0.00	0.00	0
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
01/2011	0	0	0	0	0	0	0
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	0	Calculated Limit	01/2011	Ultimate Gross	4,771		0
20.00%	0	Economic Life	1 Month	Historic Gross	4,771		0
30.00%	0	0 Year 1 Months		Gross at Eff Date	4,771		0
40.00%	0	Economics Information:		Remaining Gross	0		0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0		0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:		NRI		ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (13-46)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 13 9N 56E NE NE SW

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		444	4,766	0	457	0
07/2004	0	0	0	0	0	0
08/2004	0	0	0	0	0	0
09/2004	0	0	0	0	0	0
10/2004	0	0	0	0	0	0
11/2004	0	0	0	0	0	0
12/2004	0	0	0	0	0	0
01/2005	0	0	0	0	0	0
02/2005	0	0	0	0	0	0
03/2005	0	0	0	0	0	0
04/2005	0	0	0	0	0	0
05/2005	0	0	0	0	0	0
06/2005	1	1	5	0	0	0

Total:		445	4,771	0	457	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E C NW SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
01/2011	1	116	0	37	0	60.40	0.00	2,207
Grand Total:		116	0	37	0	60.40	0.00	2,207

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
01/2011	2,088	103	16	0	16	16	15
Grand Total:	2,088	103	16	0	16	16	15

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	16	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	15	Calculated Limit	01/2011	Ultimate Gross	64,221		0
20.00%	15	Economic Life	1 Month	Historic Gross	64,105		0
30.00%	15	0 Years 1 Months		Gross at Eff Date	64,105		0
40.00%	15	Economics Information:		Remaining Gross	116		0
50.00%	15	Net Payout Date:	01/2011	Remaining Net	37		0
60.00%	15	Rate of Return:	>100%
70.00%	15	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	15	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	15	Initial Division of Interest:		NRI		ORI
100.00%	15	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-33)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E C NW SE

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		6,899	62,911	0	71,580	0
01/2010	1	31	140	0	468	0
02/2010	1	28	114	0	422	0
03/2010	1	30	112	0	452	0
04/2010	1	30	92	0	438	0
05/2010	1	19	52	0	277	0
06/2010	1	5	12	0	44	0
07/2010	0	0	0	0	0	0
08/2010	1	12	149	0	106	0
09/2010	1	30	136	0	102	0
10/2010	1	31	146	0	106	0
11/2010	1	30	123	0	0	0
12/2010	1	31	118	0	0	0

Total:		7,176	64,105	0	73,995	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	46,506		0
20.00%	0	Economic Life	0 Months	Historic Gross	46,506		0
30.00%	0	0 Years 0 Months		Gross at Eff Date	46,506		0
40.00%	0	Economics Information:		Remaining Gross	0		0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0		0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:		NRI		ORI
100.00%	0	WI:	46.000000	Oil:	31.418000	0.000000
				Gas:	31.418000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E NE NE SE

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		7,084	45,333	0	32,580	0
01/2010	1	31	97	0	64	0
02/2010	1	26	84	0	54	0
03/2010	1	31	108	0	60	0
04/2010	1	30	100	0	64	0
05/2010	1	31	101	0	66	0
06/2010	1	30	113	0	64	0
07/2010	1	31	116	0	66	0
08/2010	1	31	117	0	68	0
09/2010	1	30	115	0	67	0
10/2010	1	31	88	0	69	0
11/2010	1	30	73	0	0	0
12/2010	1	31	61	0	0	0

Total:		7,447	46,506	0	33,222	0

Annual CashFlow Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	19,598		0
20.00%	0	Economic Life	0 Months	Historic Gross	19,598		0
30.00%	0	0 Years 0 Months		Gross at Eff Date	19,598		0
40.00%	0	Economics Information:		Remaining Gross	0		0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0		0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:		NRI		ORI
100.00%	0	WI:	50.500000	Oil:	34.492000	0.000000
				Gas:	34.492000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: MUNSON RANCH (14-49X)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SE NE SE

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		2,203	19,247	0	1,167	0
01/2010	1	3	34	0	0	0
02/2010	1	3	27	0	0	0
03/2010	1	3	29	0	0	0
04/2010	1	3	30	0	0	0
05/2010	1	4	38	0	0	0
06/2010	1	4	39	0	0	0
07/2010	1	3	29	0	0	0
08/2010	1	3	29	0	0	0
09/2010	1	2	19	0	0	0
10/2010	1	3	29	0	0	0
11/2010	1	3	29	0	0	0
12/2010	1	3	19	0	0	0

Total:		2,240	19,598	0	1,167	0

Annual CashFlow Report

Lease Name: TRAP SPRINGS - MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE	Reserve Type/Class: Proved/Developed, Producing

	Well	Gross Production		Net Production		Average Prices		Sales
Date	Count	Oil	Gas	Oil	Gas	Oil	Gas	Total
		(Bbl)	(Mcf)	(Bbl)	(Mcf)	($/Bbl)	($/Mcf)	($)
Grand Total:		0	0	0	0	0.00	0.00	0

	Operating		Operating	Other	Periodic	Cumulative	10%
Date	Expenses	Taxes	Income	Costs	Cash Flow	Cash Flow	Cash Flow
	($)	($)	($)	($)	($)	($)	($)
Grand Total:	0	0	0	0	0	0	0

Discount Present Worth:		Economic Dates:		Economics Summary:
0.00%	0	Effective Date	01/2011	Bbl Oil		Mcf Gas
10.00%	0	Calculated Limit	n/a	Ultimate Gross	218,364		0
20.00%	0	Economic Life	0 Months	Historic Gross	218,364		0
30.00%	0	0 Years 0 Months		Gross at Eff Date	218,364		0
40.00%	0	Economics Information:		Remaining Gross	0		0
50.00%	0	Net Payout Date:	n/a	Remaining Net	0		0
60.00%	0	Rate of Return:	n/a
70.00%	0	Return on Investment:	0.00	BTU Content:	1.000 mmbtu/mcf
80.00%	0	Disc Return on Invest:	0.00	Gravity:	Oil: 28.00 Gas: 0.800
90.00%	0	Initial Division of Interest:		NRI		ORI
100.00%	0	WI:	21.600000	Oil:	18.900000	0.000000
				Gas:	18.900000	0.000000
		Reversion Date:	None	Injection:	0.000000	0.000000

Last Twelve Months Historic Production Report

Lease Name: TRAP SPRINGS - MUNSON RANCH (14-42)	Operator: FRONTIER EXPLORATION INCORPORATED
County, ST: NYE, NV	Field Name: TRAP SPRING
Location: 14 9N 56E SW SE NE

Date	Well Count	Days On	Oil (bbl)	Gas (mcf)	Water (bbl)	Injection (bbl)

Previous		7,600	216,607	0	104,784	0
01/2010	1	31	178	0	450	0
02/2010	1	28	140	0	406	0
03/2010	1	31	152	0	450	0
04/2010	1	30	137	0	435	0
05/2010	1	31	134	0	450	0
06/2010	1	30	126	0	435	0
07/2010	1	31	149	0	450	0
08/2010	1	31	140	0	455	0
09/2010	1	30	150	0	450	0
10/2010	1	31	129	0	436	0
11/2010	1	30	166	0	0	0
12/2010	1	31	156	0	0	0

Total:		7,965	218,364	0	109,201	0

Attachment A

Petroleum Resources Management System 2007

Prepared by Society of Petroleum Engineers (SPE)

Resource and Reserve classifications -- excerpts

2.1.3.1  Project Maturity Sub-Classes

All illustrated in Figure 2-1, development projects (and their associated recoverable quantities) may be sub-classified according to project maturity levels and the associated actions (business decisions) required to move a project toward commercial production.

SPE Resource Classification

Table 1: Recoverable Resources Classes and Sub-Classes

Class/Sub-Class	Definition	Guidelines
Reserves	Reserves are those quantities of petroleum anticipated to be commercially recoverable by application of development projects to known accumulations from a given date forward under defined conditions.
Reserves must satisfy four criteria: they must be discovered, recoverable, commercial, and remaining based on the development project(s) applied.  Reserves are further subdivided in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their development and production status.

To be included in the Reserves class, a project must be sufficiently defined to establish its commercial viability.  There must be a reasonable expectation that all required internal and external approvals will be forthcoming, and there is evidence of firm intention to proceed with development within a reasonable time frame.

A reasonable time frame for the initiation of development depends on the specific circumstances and varies according to the scope of the project.  While 5 years is recommended as a benchmark, a longer time frame could be applied where, for example, development of economic projects are deferred at the option of the producer for, among other things, market-related reasons, or to meet contractual or strategic objectives.  In all cases, the justification for classification as Reserves should be clearly documented.

To be included in the Reserves class, there must be a high confidence in the commercial producibility of the reservoir as supported by actual production or formation tests.  In certain cases, Reserves may be assigned on the basis of well logs and/or core analysis that indicate that the subject reservoir is hydrocarbon-bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

On Production	The development project is currently producing and selling petroleum to market.
The key criterion is that the project is receiving income from sales, rather than the approved development project necessarily being complete.  This is the point at which the project “chance of commerciality” can be said to be 100%.

The project “decision gate” is the decision to initiate commercial production from the project.

Approved for Development	All necessary approvals have been obtained, capital funds have been committed, and implementation of the development project is under way.
At this point, it must be certain that the development project is going ahead.  The project must not be subject to any contingencies such as outstanding regulatory approvals or sales contracts.  Forecast capital expenditures should be included in the reporting entity’s current or following year’s approved budget.

The project “decision gate” is the decision to start investing capital in the construction of production facilities and/or drilling development wells.

SPE Resource Classification

Class/Sub-Class	Definition	Guidelines
Justified for Development
Implementation of the development project is justified on the basis of reasonable forecast commercial conditions at the time of reporting, and there are reasonable expectations that all necessary approvals/contracts will be obtained.

In order to move to this level of project maturity, and hence have reserves associated with it, the development project must be commercially viable at the time of reporting, based on the reporting entity’s assumptions of future prices, costs, etc. (“forecast case”) and the specific circumstances of the project.  Evidence of a firm intention to proceed with development within a reasonable time frame will be sufficient to demonstrate commerciality.  There should be a development plan in sufficient detail to support the assessment of commerciality and a reasonable expectation that any regulatory approvals or sales contracts required prior to project implementation will be forthcoming.  Other than such approvals/contracts, there should be no known contingencies that could preclude the development from proceeding within a reasonable timeframe (see Reserves class).

The project “decision gate” is the decision by the reporting entity and its partners, if any, that the project has reached a level of technical and commercial maturity sufficient to justify proceeding with development at that point in time.

Contingent Resources
Those quantities of petroleum estimated, as of a given date, to be potentially recoverable from known accumulations by application of development projects, but which are not currently considered to be commercially recoverable due to one or more contingencies.

Contingent Resources may include, for example, projects for which there are currently no viable markets, or where commercial recovery is dependent on technology under development, or where evaluation of the accumulation is insufficient to clearly assess commerciality.  Contingent Resources are further categorized in accordance with the level of certainty associated with the estimates and may be sub-classified based on project maturity and/or characterized by their economic status.

Development Pending	A discovered accumulation where project activities are ongoing to justify commercial development in the foreseeable future.
The project is seen to have reasonable potential for eventual commercial development, to the extent that further data acquisition (e.g. drilling, seismic data) and/or evaluations are currently ongoing with a view to confirming that the project is commercially viable and providing the basis for selection of an appropriate development plan.  The critical contingencies have been identified and are reasonably expected to be resolved within a reasonable time frame.  Note that disappointing appraisal/evaluation results could lead to a re-classification of the project to “On Hold” or “Not Viable” status.

The project “decision gate” is the decision to undertake further data acquisition and/or studies designed to move the project to a level of technical and commercial maturity at which a decision can be made to proceed with development and production.

SPE Resource Classification

Class/Sub-Class	Definition	Guidelines
Development Unclarified or on Hold	A discovered accumulation where project activities are on hold and/or where justification as a commercial development may be subject to significant delay.
The project is seen to have potential for eventual commercial development, but further appraisal/evaluation activities are on hold pending the removal of significant contingencies external to the project, or substantial further appraisal/evaluation activities are required to clarify the potential for eventual commercial development.  Development may be subject to a significant time delay.  Note that a change in circumstances, such that there is no longer a reasonable expectation that a critical contingency can be removed in the foreseeable future, for example, could lead to a reclassification of the project to “Not Viable” status.

The project “decision gate” is the decision to either proceed with additional evaluation designed to clarify the potential for eventual commercial development or to temporarily suspend or delay further activities pending resolution of external contingencies.

Development Not Viable	A discovered accumulation for which there are no current plans to develop or to acquire additional data at the time due to limited production potential.
The project is not seen to have potential for eventual commercial development at the time of reporting, but the theoretically recoverable quantities are recorded so that the potential opportunity will be recognized in the event of a major change in technology or commercial conditions.

The project “decision gate” is the decision not to undertake any further data acquisition or studies on the project for the foreseeable future.

Prospective Resources	Those quantities of petroleum which are estimated, as of a given date, to be potentially recoverable from undiscovered accumulations.
Potential accumulations are evaluated according to their chance of discovery and, assuming a discovery, the estimated quantities that would be recoverable under defined development projects.  It is recognized that the development programs will be of significantly less detail and depend more heavily on analog developments in the earlier phases of exploration.

Prospect	A project associated with a potential accumulation that is sufficiently well defined to represent a viable drilling target.	Project activities are focused on assessing the chance of discovery and, assuming discovery, the range of potential recoverable quantities under a commercial development program.
Lead	A project associated with a potential accumulation that is currently poorly defined and requires more data acquisition and/or evaluation in order to be classified as a prospect.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to confirm whether or not the lead can be matured into a prospect.  Such evaluation includes the assessment of the chance of discovery and, assuming discovery, the range of potential recovery under feasible development scenarios.

Play	A project associated with a prospective trend of potential prospects, but which requires more data acquisition and/or evaluation in order to define specific leads or prospects.
Project activities are focused on acquiring additional data and/or undertaking further evaluation designed to define specific leads or prospects for more detailed analysis of their chance of discovery and, assuming discovery, the range of potential recovery under hypothetical development scenarios.

SPE Resource Classification

Table 2: Reserves Status Definitions and Guidelines

Status	Definition	Guidelines
Developed Reserves	Developed Reserves are expected quantities to be recovered from existing wells and facilities.
Reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor compared to the cost of a well.  Where required facilities become unavailable, it may be necessary to reclassify Developed Reserves as Undeveloped.  Developed Reserves may be further sub-classified as Producing or Non-Producing.

Developed Producing Reserves	Developed Producing Reserves are expected to be recovered from completion intervals that are open and producing at the time of the estimate.	Improved recovery reserves are considered producing only after the improved recovery project is in operation.
Developed Non- Producing Reserves	Developed Non-Producing Reserves include shut-in and behind-pipe Reserves.
Shut-in Reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not yet started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.  Behind-pipe Reserves are expected to be recovered from zones in existing wells which will require additional completion work or future re-completion prior to start of production.

In all cases, production can be initiated or restored with relatively low expenditure compared to the cost of drilling a new well.

Undeveloped Reserves	Undeveloped Reserves are quantities expected to be recovered through future investments:
(1) from new wells on undrilled acreage in known accumulations, (2) from deepening existing wells to a different (but known) reservoir, (3) from infill wells that will increase recovery, or (4) where a relatively large expenditure (e.g. when compared to the cost of drilling a new well) is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

SPE Resource Classification

Table 3: Reserves Category Definitions and Guidelines

Category	Definition	Guidelines
Proved Reserves
Proved Reserves are those quantities of petroleum, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under defined economic conditions, operating methods, and government regulations.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered.  If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

The area of the reservoir considered as Proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) adjacent undrilled portions of the reservoir that can reasonably be judged as continuous with it and commercially productive on the basis of available geoscience and engineering data.

In the absence of data on fluid contacts, Proved quantities in a reservoir are limited by the lowest known hydrocarbon (LKH) as seen in a well penetration unless otherwise indicated by definitive geoscience, engineering, or performance data.  Such definitive information may include pressure gradient analysis and seismic indicators.  Seismic data alone may not be sufficient to define fluid contacts for Proved reserves (see “2001 Supplemental Guidelines,” Chapter 8).

Reserves in undeveloped locations may be classified as Proved provided that:
• Th●    The locations are in undrilled areas of the reservoir that can be judged with reasonable certainty to be commercially productive.
• Int●    Interpretations of available geoscience and engineering data indicate with reasonable certainty that the objective formation is laterally continuous with drilled Proved locations.

For Proved Reserves, the recovery efficiency applied to these reservoirs should be defined based on a range of possibilities supported by analogs and sound engineering judgment considering the characteristics of the Proved area and the applied development program.

Probable Reserves
Probable Reserves are those additional Reserves which analysis of geoscience and engineering data indicate are less likely to be recovered than Proved Reserves but more certain to be recovered than Possible Reserves.

It is equally likely that actual remaining quantities recovered will be greater than or less than the sum of the estimated Proved plus Probable Reserves (2P).  In this context, when probabilistic methods are used, there should be at least a 50% probability that the actual quantities recovered will equal or exceed the 2P estimate.

Probable Reserves may be assigned to areas of a reservoir adjacent to Proved where data control or interpretations of available data are less certain.  The interpreted reservoir continuity may not meet the reasonable certainty criteria.

Probable estimates also include incremental recoveries associated with project recovery efficiencies beyond that assumed for Proved.

SPE Resource Classification

Category	Definition	Guidelines
Possible Reserves	Possible Reserves are those additional reserves which analysis of geoscience and engineering data indicate are less likely to be recoverable than Probable Reserves.
The total quantities ultimately recovered from the project have a low probability to exceed the sum of Proved plus Probable plus Possible (3P), which is equivalent to the high estimate scenario.  When probabilistic methods are used, there should be at least a 10% probability that the actual quantities recovered will equal or exceed the 3P estimate.

Possible Reserves may be assigned to areas of a reservoir adjacent to Probable where data control and interpretations of available data are progressively less certain.  Frequently, this may be in areas where geoscience and engineering data are unable to clearly define the area and vertical reservoir limits of commercial production from the reservoir by a defined project.

Possible estimates also include incremental quantities associated with project recovery efficiencies beyond that assumed for Probable.

Probable and Possible Reserves	(See above for separate criteria for Probable Reserves and Possible Reserves.)
The 2P and 3P estimates may be based on reasonable alternative technical and commercial interpretations within the reservoir and/or subject project that are clearly documented, including comparisons to results in successful similar projects.

In conventional accumulations, Probable and/or Possible Reserves may be assigned where geoscience and engineering data identify directly adjacent portions of a reservoir within the same accumulation that may be separated from Proved areas by minor faulting or other geological discontinuities and have not been penetrated by a wellbore but are interpreted to be in communication with the known (Proved) reservoir.  Probable or Possible Reserves may be assigned to areas that are structurally higher than the Proved area.  Possible (and in some cases, Probable) Reserves may be assigned to areas that are structurally lower than the adjacent Proved or 2P area.

Caution should be exercised in assigning Reserves to adjacent reservoirs isolated by major, potentially sealing, faults until this reservoir is penetrated and evaluated as commercially productive.  Justification for assigning Reserves in such cases should be clearly documented.  Reserves should not be assigned to areas that are clearly separated from a known accumulation by non-productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results); such areas may contain Prospective Resources.

In conventional accumulations, where drilling has defined a highest known oil (HKO) elevation and there exists the potential for an associated gas cap, Proved oil Reserves should only be assigned in the structurally higher portions of the reservoir if there is reasonable certainty that such portions are initially above bubble point pressure based on documented engineering analyses.  Reservoir portions that do not meet this certainty may be assigned as Probable and Possible oil and/or gas based on reservoir fluid properties and pressure gradient interpretations.

SPE Resource Classification Page 7 of 7